        Exhibit 24.1
POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, JAMES QUINCEY, Chairman of the Board, Chief Executive Officer and a director of The Coca-Cola Company (the "Company"), hereby appoint JOHN MURPHY, President and Chief Financial Officer of the Company, MONICA HOWARD DOUGLAS, Executive Vice President and General Counsel of the Company, and JENNIFER D. MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2025, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

            /s/James Quincey
James Quincey
Chairman of the Board, Chief Executive Officer and Director
The Coca-Cola Company

            February 19, 2026
        Date

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, HERB ALLEN, a director of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, President and Chief Financial Officer of the Company, MONICA HOWARD DOUGLAS, Executive Vice President and General Counsel of the Company, and JENNIFER D. MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2025, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

            /s/Herb Allen
Herb Allen
Director
The Coca-Cola Company

            February 19, 2026
        Date

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, BELA BAJARIA, a director of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, President and Chief Financial Officer of the Company, MONICA HOWARD DOUGLAS, Executive Vice President and General Counsel of the Company, and JENNIFER D. MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2025, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

            /s/Bela Bajaria
Bela Bajaria
Director
The Coca-Cola Company

            February 19, 2026
        Date

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, ANA BOTĺN, a director of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, President and Chief Financial Officer of the Company, MONICA HOWARD DOUGLAS, Executive Vice President and General Counsel of the Company, and JENNIFER D. MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2025, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

            /s/Ana Botín
Ana Botín
Director
The Coca-Cola Company

            February 19, 2026
        Date

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, CHRISTOPHER C. DAVIS, a director of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, President and Chief Financial Officer of the Company, MONICA HOWARD DOUGLAS, Executive Vice President and General Counsel of the Company, and JENNIFER D. MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2025, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

            /s/Christopher C. Davis
Christopher C. Davis
Director
The Coca-Cola Company

            February 19, 2026
        Date

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, CAROLYN EVERSON, a director of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, President and Chief Financial Officer of the Company, MONICA HOWARD DOUGLAS, Executive Vice President and General Counsel of the Company, and JENNIFER D. MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2025, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

            /s/Carolyn Everson
Carolyn Everson
Director
The Coca-Cola Company

            February 19, 2026
        Date

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, THOMAS S. GAYNER, a director of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, President and Chief Financial Officer of the Company, MONICA HOWARD DOUGLAS, Executive Vice President and General Counsel of the Company, and JENNIFER D. MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2025, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

            /s/Thomas S. Gayner
Thomas S. Gayner
Director
The Coca-Cola Company

            February 19, 2026
        Date

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, MARIA ELENA LAGOMASINO, a director of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, President and Chief Financial Officer of the Company, MONICA HOWARD DOUGLAS, Executive Vice President and General Counsel of the Company, and JENNIFER D. MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2025, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

    IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

            /s/Maria Elena Lagomasino
Maria Elena Lagomasino
Director
The Coca-Cola Company

            February 19, 2026
        Date

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, MAX LEVCHIN, a director of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, President and Chief Financial Officer of the Company, MONICA HOWARD DOUGLAS, Executive Vice President and General Counsel of the Company, and JENNIFER D. MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2025, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

    IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

            /s/Max Levchin
Max Levchin
Director
The Coca-Cola Company

            February 19, 2026
        Date

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, AMITY MILLHISER, a director of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, President and Chief Financial Officer of the Company, MONICA HOWARD DOUGLAS, Executive Vice President and General Counsel of the Company, and JENNIFER D. MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2025, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

            /s/Amity Millhiser
Amity Millhiser
Director
The Coca-Cola Company

            February 19, 2026
        Date

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, CAROLINE J. TSAY, a director of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, President and Chief Financial Officer of the Company, MONICA HOWARD DOUGLAS, Executive Vice President and General Counsel of the Company, and JENNIFER D. MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2025, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

            /s/Caroline J. Tsay
Caroline J. Tsay
Director
The Coca-Cola Company

            February 19, 2026
        Date

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, DAVID B. WEINBERG, a director of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, President and Chief Financial Officer of the Company, MONICA HOWARD DOUGLAS, Executive Vice President and General Counsel of the Company, and JENNIFER D. MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2025, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

            /s/David B. Weinberg
David B. Weinberg
Director
The Coca-Cola Company

            February 19, 2026
        Date

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, ERIN L. MAY, Senior Vice President, Controller and Chief Accounting Officer of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, JOHN MURPHY, President and Chief Financial Officer of the Company, MONICA HOWARD DOUGLAS, Executive Vice President and General Counsel of the Company, and JENNIFER D. MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2025, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

            /s/Erin L. May
Erin L. May
Senior Vice President, Controller and Chief Accounting Officer
The Coca-Cola Company

            February 18, 2026
        Date

POWER OF ATTORNEY

    KNOW ALL BY THESE PRESENTS THAT I, JOHN MURPHY, President and Chief Financial Officer of The Coca-Cola Company (the "Company"), hereby appoint JAMES QUINCEY, Chairman of the Board and Chief Executive Officer of the Company, MONICA HOWARD DOUGLAS, Executive Vice President and General Counsel of the Company, and JENNIFER D. MANNING, Corporate Secretary of the Company, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the year ended December 31, 2025, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

            /s/John Murphy
John Murphy
President and Chief Financial Officer
The Coca-Cola Company

            February 18, 2026
        Date